                                                                     Rule 497(e)
                                                           SEC File No. 33-36528

                      PIMCO FUNDS:  MULTI-MANAGER SERIES

                   Prospectus Supplement dated March 6, 1998
                                      to
                       Prospectus dated February 5, 1998

--------------------------------------------------------------------------------

     On March 5, 1998, the Board of Trustees of PIMCO Funds: Multi-Manager Series ("MMS") approved the merger of the PIMCO Tax Exempt Fund (the "Tax Exempt Fund") into the PIMCO Municipal Bond Fund (the "Municipal Bond Fund") of PIMCO
Funds: Pacific Investment Management Series. The Municipal Bond Fund commenced operations in January 1998 and it is anticipated that its shares will be publicly offered beginning on or about April 1, 1998. The Municipal Bond Fund
(i) has similar, but not identical, investment objectives and policies to those of the Tax Exempt Fund, (ii) is advised by Pacific Investment Management Company, and (iii) has lower advisory and administrative fees than those of the Tax Exempt Fund.

     The merger is subject to a number of conditions, including approval by the shareholders of the Tax Exempt Fund. Accordingly, the Board of Trustees of MMS has called a special shareholders meeting to be held on June 19, 1998 for Tax Exempt Fund shareholders of record as of April 6, 1998 for the purpose of voting on the proposed merger.

     The Board of Trustees of MMS also has determined that, effective April 13, 1998, sales of shares of the Tax Exempt Fund will be suspended except to Tax Exempt Fund shareholders of record as of April 10, 1998 and to purchasers who had orders pending on April 10, 1998.